         OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
         Supplement dated September 24, 2004 to the
             Prospectus dated December 23, 2003

This Prospectus supplement replaces the supplement dated
December 29, 2003 and is in addition to the supplement
dated July 6, 2004. This supplement amends the Prospectus
as follows:

1.    The  following  new section is added to the end of the
section  captioned  "How the Fund is  Managed,"  immediately following the paragraph titled  "Portfolio  Manager" on page
13:

PENDING  LITIGATION.  Three  law suits  have  been  filed as putative  derivative  and class  actions  against the Fund's investment Manager,  Distributor and Transfer Agent, some of the  Oppenheimer  funds  including the Fund and directors or trustees of some of those funds. The complaints  allege that the Manager  charged  excessive  fees for  distribution  and other  costs,  improperly  used  assets  of the funds in the form of  directed  brokerage  commissions  and 12b-1 fees to pay  brokers  to promote  sales of  Oppenheimer  funds,  and failed to properly  disclose  the use of fund assets to make those  payments in violation of the  Investment  Company Act and the  Investment  Advisers  Act of 1940.  The  complaints further allege that by permitting  and/or  participating  in
those  actions,   the  defendant  directors  breached  their
fiduciary duties to fund  shareholders  under the Investment
Company  Act and at common  law.  Those law suits were filed on August 31, 2004 and September 3, 2004,  respectively,  in the U. S.  District  Court for the Southern  District of New
York.  The  complaints  seek  unspecified  compensatory  and
punitive  damages,   rescission  of  the  funds'  investment
advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The  Manager  and the  Distributor  believe the claims
asserted in these law suits to be without merit,  and intend
to  defend  the  suits  vigorously.   The  Manager  and  the
Distributor  do not  believe  that the  pending  actions are likely to have a material  adverse  affect on the Fund or on
their  ability  to  perform  their   respective   investment
advisory or distribution agreements with the Fund.

September 24, 2004                                            PS0835.022